SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K
_____________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

June 15, 2007
Date of Report (Date of earliest event reported)

ASIAN DRAGON GROUP INC.
(Exact name of small business issuer as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

Commission File # 000-52268
(Commission File Number)

98-0418754
(IRS Employer Identification Number)

1100 – 475 Howe Street, Vancouver, British Columbia, Canada V6C 2B3
(Address of principal executive offices)

(604) 801-5995
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02 – Unregistered Sales of Equity Securities

On August 31, 2007 the Company issued 600,000 shares of its common stock in a private offering to a corporation at USD $2.1581 for aggregate proceeds of $1,294,860. These shares were issued pursuant to Regulation S of the Securities Act of 1933, as amended (“Regulation S”). The Company did not engage in any general solicitation or advertising regarding these shares.

SECTION 8 – OTHER EVENTS

Item 8.01 – Other Events

On June 15, 2007, the Company issued each of its two independent directors 250,000 shares of restricted common stock for a total issuance of 500,000 shares. This stock was expensed at $2.30 per share, which was the closing price of the stock on the date of issuance.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASIAN DRAGON GROUP INC.

By: /s/ John Karlsson
John Karlsson, Chairman & Chief Executive Officer
Dated:  November 29, 2007